UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	BIGGQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
                                Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on September 9, 2024 (the “Petition Date”), Big Lots, Inc. (“Big Lots” or the “Company”) and its other subsidiaries (together with Big Lots, the “Debtors”) filed voluntary petitions for relief (collectively, the “Bankruptcy Petitions”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Bankruptcy Court has granted a motion seeking joint administration of the cases (the “Chapter 11 Cases”) under the caption In re: Big Lots, Inc., et al., Case No. 24-11967 (JKS).

Item 7.01 Regulation FD Disclosure.

On March 31, 2025, the Company filed with the Bankruptcy Court its monthly operating report for the period ended March 1, 2025 (the “February Monthly Operating Report”). The February Monthly Operating Report is attached hereto as Exhibit 99.1. The February Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available on a website administrated by the Company’s claims agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/biglots, by calling toll-free at (844) 217-1398 (or +1 (646) 809-2073 for calls originating outside of the U.S. or Canada), or by sending an email to biglotsinfo@ra.kroll.com.

The information contained in this Item 7.01 and in Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. By furnishing the information disclosed in this Item 7.01 and Exhibit 99.1, the Company is making no admission as to the materiality of the information disclosed in this Item 7.01 or Exhibit 99.1.

Cautionary Note Regarding the Company’s Common Shares

The Company cautions that trading in its securities (including, without limitation, the Company’s common shares) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of the Company’s common shares will experience a complete loss on their investment.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the February Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The February Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The February Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the February Monthly Operating Report is complete. The February Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the periods that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the February Monthly Operating Report should not be viewed as indicative of future results.

The Company does not intend to file a Quarterly Report on Form 10-Q for the quarterly period ended November 2, 2024 or Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K for subsequent periods. Until the Company’s common shares have been deregistered, the Company will instead file Current Reports on Form 8-K (1) disclosing material events in the Chapter 11 Cases and other information required by Form 8-K and (2) containing as exhibits the monthly operating reports filed by the Company with the Bankruptcy Court.

Cautionary Statement Regarding Forwarding-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are predictions based on our current expectations and our projections about future events, and are not statements of historical fact. Forward-looking statements include statements concerning our business strategy, among other things, including anticipated trends and developments in, and management plans for, our business and the markets in which we operate. In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology.

All forward-looking statements included in this Form 8-K are based upon information available to us as of the filing date of this Form 8-K, and we undertake no obligation to update any of these forward-looking statements for any reason. You should not place undue reliance on these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed in “Part I – Item 1A – Risk Factors” in our Annual Report on Form 10-K for the year ended February 3, 2024, the other factors discussed from time to time in other filings with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and the additional factors set forth below. You should carefully consider the risks and uncertainties described under these sections. A wide range of factors relating to the Chapter 11 Cases could materially affect future developments and performance.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Monthly Operating Report of Big Lots, Inc. for the period ended March 1, 2025 filed with the U.S. Bankruptcy Court for the District of Delaware.

	104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: April 10, 2025	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary